                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 1999
                                                   --------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                  1-7182                      13-2740599
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      (State or other           (Commission                 (I.R.S. Employer
      jurisdiction of           File Number)               Identification No.)
      incorporation)

 World Financial Center, North Tower, New York, New York 10281-1220
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      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

--------------------------------------------------------------------------------

         (Former name or former address, if changed since last report.)
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Item 5.  Other Events
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Exhibits are filed herewith in connection with the Registration Statement on
Form S-3 (File No. 333-59997) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between the Company and The Chase Manhattan Bank (the "Indenture"). The Company will issue $72,000,000 aggregate principal amount of Consumer Staples Select Sector SPDR(R) Fund Market Index Target-Term Securities(R) due April 19, 2006 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4)            Instruments defining the rights of
                         security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Consumer Staples Select Sector SPDR(R) Fund Market Index Target-Term Securities(R) due April 19, 2006.

          (5)   &   (23) Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Consumer Staples Select Sector SPDR(R) Fund Market Index Target-Term Securities(R) due April 19, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            MERRILL LYNCH & CO., INC.
                                            ------------------------------
                                                (Registrant)

                                            By:  /s/ John C. Stomber
                                               ---------------------------
                                                     John C. Stomber
                                                   Senior Vice President
                                                          and
                                                        Treasurer

Date:  April 19, 1999

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            MERRILL LYNCH & CO., INC.

                          EXHIBITS TO CURRENT REPORT ON

                          FORM 8-K DATED APRIL 19, 1999

                                                               Commission File
Number 1-7182
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                                 Exhibit Index

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s Consumer Staples Select Sector SPDR(R) Fund Market Index Target-Term Securities(R) due April 19, 2006.

(5) & (23)    Opinion re:  legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the Consumer Staples Select Sector SPDR(R) Fund Market Index Target-Term Securities due April 19, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities)